--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                         IXIS Real Estate Capital Trust
                                    2005-HE3
                                       ARM

Table of Contents

1. Range of Gross Interest Rates (%)


1. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                      Pool by
                                                     Aggregate       Aggregate     Weighted     Weighted      Weighted
                                      Number          Cut-off         Cut-off      Average       Average      Average      Weighted
                                        of             Date            Date         Gross       Remaining     Combined      Average
                                     Mortgage        Principal       Principal     Interest       Term        Original       FICO
Range of Gross Interest Rates (%)      Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                             3           989,854          0.18        5.103           356        74.19           648
----------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                            15         4,000,538          0.71        5.390           357        77.65           695
----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                            51        13,243,260          2.34        5.613           357        77.89           674
----------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                           126        33,745,573          5.97        5.902           357        78.78           667
----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                           114        28,504,118          5.04        6.121           357        78.76           665
----------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                           178        45,620,853          8.07        6.360           357        78.47           662
----------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                           234        61,076,607         10.80        6.597           357        79.44           659
----------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                           322        75,289,443         13.31        6.879           357        79.67           645
----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                           183        36,925,853          6.53        7.123           357        79.92           635
----------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                           182        39,227,199          6.94        7.347           357        82.13           631
----------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                           196        41,299,817          7.30        7.587           357        81.23           617
----------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                           230        44,750,186          7.91        7.882           357        80.71           605
----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                            96        16,453,288          2.91        8.103           357        79.72           604
----------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                           133        23,831,684          4.21        8.354           357        83.95           602
----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                           109        18,352,509          3.24        8.586           357        83.73           594
----------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                           134        20,293,453          3.59        8.868           357        82.14           581
----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                            72        10,254,108          1.81        9.116           357        80.67           581
----------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                            76         9,969,233          1.76        9.367           357        83.78           583
----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                            98         9,659,278          1.71        9.594           357        81.50           576
----------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                           147        13,885,536          2.46        9.874           357        82.07           568
----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                          74         7,675,401          1.36       10.104           357        81.27           552
----------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                          67         6,567,271          1.16       10.337           358        82.11           558
----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                          25         3,046,424          0.54       10.552           357        85.48           558
----------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                           4           450,955          0.08       10.872           358        84.69           565
----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                           1            98,038          0.02       11.150           356        85.00           530
----------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                           4           318,220          0.06       11.408           358        74.22           557
----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                           1            46,917          0.01       12.035           354       100.00           636
----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,875       565,575,616        100.00        7.386           357        80.43           629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.050
Maximum: 12.035
Weighted Average: 7.386